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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 23, 1997



                           BENTON OIL AND GAS COMPANY
             (Exact name of registrant as specified in its charter)



   Delaware                           1-10762                  77-0196707
(State or other                     (Commission              (IRS Employer
jurisdiction of                     File Number)           Identification No.)
incorporation)



                          1145 Eugenia Place, Suite 200
                          Carpinteria, California 93013
             (Address of principal executive offices, with zip code)



       Registrant's telephone number, including area code: (805) 566-5600



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ITEM 5.  OTHER EVENTS.

         Attached hereto as Appendix A and incorporated herein by this reference is the Company's press release related to the Company's private placement offering of senior unsecured notes due 2007 and the Company's anticipated third quarter results of operations, such release disseminated on October 23, 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  None.

         (b)      ProForma Financial Information.

                  None.

         (c)      Exhibits.

                  None.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 27th day of October, 1997.


                               BENTON OIL AND GAS COMPANY


                               By:      /s/ Chris C. Hickok
                                  ------------------------------------------
                                  Chris C. Hickok, Vice President-Controller
                                  and Chief Accounting Officer


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                                   APPENDIX A

        BENTON OIL AND GAS COMPANY ANNOUNCES SENIOR NOTE PRIVATE OFFERING

         CARPINTERIA, Calif., Oct. 23 /PRNewswire/ -- Benton Oil and Gas Company, (NYSE: BNO) announces today that it plans to offer senior unsecured notes due 2007 in a private placement. The notes have registration rights.

         Benton Oil and Gas Company explores, develops and acquires oil and gas properties internationally.

         Net proceeds from the offering will be used for general corporate purposes, including the Company's ongoing exploration and development programs. Pending such use, the net proceeds will be invested in Cash Equivalents.

         The notes will be sold in the United States in a private placement under Rule 144A and outside the United States pursuant to Regulation S. Accordingly, the notes will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Act. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

         Although the Company has not yet reported its third quarter results, based on available information, the Company anticipates that the trend for income and expenses prevalent for the first six months of 1997 will continue for the third quarter. The Company believes that the results of operations for the three months ended September 30, 1997 will reflect lower crude oil prices and increased lease operating expenses resulting from certain short-term field enhancement and repair expenses, partially offset by increased production levels.

SOURCE:  Benton Oil and Gas Company

CONTACT: Linda Blount-Strauss, 805-566-5600